Exhibit 99.1

Super League Regains Compliance with Nasdaq Listing Requirements

SANTA MONICA, Calif., Sept. 27, 2023 (GLOBE NEWSWIRE) — Super League (Nasdaq: SLE) (“Super League” or the “Company”), a global leader in providing immersive experiences across the world's largest metaverse gaming platforms, today announced that on September 25, 2023, the Company received a written notice from The Nasdaq Stock Market (”Nasdaq”) informing Super League that it has regained compliance with the minimum bid price requirement under NASDAQ Listing Rule 5550(a)(2) (the “Rule”) for continued listing on the Nasdaq Capital Market.

On October 4, 2022, Super League was notified by Nasdaq that it was not in compliance with the minimum bid price rule because its common stock failed to meet the closing bid price of $1.00 or more for 30 consecutive business days. To regain compliance with the Rule, the Company’s common shares were required to maintain a minimum closing bid price of $1.00 or more for at least 10 consecutive business days. This requirement was met on September 22, 2023.

ABOUT SUPER LEAGUE

Super League (Nasdaq: SLE) is a leading strategically-integrated publisher and creator of games and experiences across the world’s largest immersive digital platforms. From metaverse gaming powerhouses such as Roblox, Minecraft and Fortnite, to the most popular Web3 environments such as Sandbox and Decentraland, to bespoke worlds built using the most advanced 3D creation tools, Super League’s innovative solutions provide incomparable access to massive audiences who gather in immersive digital spaces to socialize, play, explore, collaborate, shop, learn and create. As a true end-to-end activation partner for dozens of global brands, Super League offers a complete range of development, distribution, monetization and optimization capabilities designed to engage users through dynamic, energized programs. As an originator of new experiences fueled by a network of top developers, a comprehensive set of proprietary creator tools and a future-forward team of creative professionals, Super League accelerates IP and audience success within the fastest growing sector of the media industry. For more, go to superleague.com.

FORWARD LOOKING STATEMENTS

Certain information contained in this press release includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including our expectations regarding our ability to maintain compliance with the Nasdaq continued listing requirements, and our financial condition, growth and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to regain compliance with Nasdaq’s listing requirements, the potential de-listing of our shares on Nasdaq, our strategy, business plans and focus, and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

Investor Relations Contact:

Shannon Devine/ Mark Schwalenberg

MZ North America

SLGG@mzgroup.us

CONTACT

For Super League

Gillian Sheldon

gillian.sheldon@superleague.com